PROSPECTUS                                                          COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY


FLEXIBLE PREMIUM                              One Ameritas Way / 5900 "O" Street
VARIABLE ANNUITY POLICY                       P.O. Box  82550/Lincoln, NE  68501
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This Prospectus describes a Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy is a deferred annuity, designed to aid individuals in long-term financial planning, and provides for the accumulation of capital on a tax deferred basis for retirement or other long-term purposes. The Policy is offered to individuals on either a tax qualified or non-tax qualified basis. The minimum first year premium on a non-tax qualified policy is $2000 or more and the minimum subsequent premium payment is $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month.

Prior to the annuity date of the policy the accumulation value varies according to the value of the subaccounts and the Fixed Account. The annuitant will receive annuity payments on a fixed basis based on the assets supporting the
Policy and the option chosen. The owner has significant flexibility in determining the annuity date on which payments are scheduled to commence. Full withdrawals may be made at any time, elective and systematic partial withdrawals may be made, subject to certain restrictions, before the annuity date. Under certain circumstances withdrawals are subject to a contingent deferred sales charge and tax penalty. Any withdrawal amount may be paid in a lump sum or, if elected, all or part may be paid out under an annuity income option. Policy loans are available from policies purchased in 403(b) plans. The Policy provides the flexibility necessary to permit an owner to devise an annuity that best fits his or her needs.

Premium payments may be allocated to the Ameritas Variable Life Insurance Company Separate Account VA-2 ("Account") or to the Fixed Account. The Account has nineteen Subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, and/or MFS Variable Insurance Trust (collectively the "Funds"). The initial premium is allocated on the effective date of the Policy to one or more Subaccounts of the Account or to the Fixed Account. The initial premium, less any applicable premium taxes, will be used to purchase accumulation units of the Subaccounts of the Account or the Fixed Account at the price next computed on the effective date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the Refund Privilege, your premium will be allocated to the Money Market Subaccount. After the expiration of the 13-day period (see page 15) the accumulation value will be allocated to the Subaccounts or to the Fixed Account as selected by the Owner. The Variable Insurance Products Fund is a mutual fund advised by Fidelity Management & Research Company ("FMR") with five portfolios: the Money Market, the High Income, the Equity-Income, the Growth and the Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios: the Asset Manager, the Investment Grade Bond, the Index 500, the Contrafund, and the Asset Manager: Growth Portfolios. It is also advised by FMR. The Alger American Fund is a mutual fund with six portfolios: Alger American Income and Growth, Alger American Small Capitalization, Alger American MidCap Growth, Alger American Growth, Alger American Leveraged AllCap, and Alger American Balanced Portfolios. The Alger American Fund is advised by Fred Alger Management, Inc. ("Alger Management"). MFS Variable Insurance Trust is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series, MFS Utilities Series, and MFS World Governments Series are offered. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company ("MFS Co."). The accompanying prospectuses of the three funds describe the investment objectives, policies and risks of each of the portfolios of the funds. The Policy accumulation value will vary in accordance with the investment performance of the Subaccounts selected by the owner. Therefore, the owner bears the entire investment risk of monies placed in the Account under this Policy prior to the annuity date.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policy and the Account is available free by writing AVLIC at the address above or by calling 1-800-745-1112. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus Must Be Accompanied Or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, and MFS Variable Insurance Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is March 15, 1996.

TABLE OF CONTENTS
Definitions...............................................................  3
Fee Table.................................................................  4
Questions and Answers About The Policy....................................  7
Financial Statements......................................................  9
Ameritas Variable Life Insurance Company and the Account..................  9
    Ameritas Variable Life Insurance Company..............................  9
    Ameritas Variable Life Insurance Company Separate Account VA-2........ 10
    The Funds............................................................. 10
    Investment Policies and Objectives of the Funds' Portfolios........... 11
    Addition, Deletion or Substitution of Investments..................... 14
Fixed Account............................................................. 14
The Policy................................................................ 14
    Policy Application and Premium Payment................................ 15
    Allocation of Premium................................................. 15
    Accumulation Value.................................................... 15
    Value of Accumulation Units........................................... 16
    Transfers............................................................. 16
    Systematic Programs................................................... 16
    Owner Inquiries....................................................... 16
    Refund Privilege...................................................... 16
    Policy Loans.......................................................... 17
Charges and Deductions.................................................... 17
    Administrative Charges................................................ 17
    Mortality and Expense Risk Charge..................................... 18
    Contingent Deferred Sales Charge...................................... 18
    Taxes................................................................. 19
    Fund Investment Advisory Fees and Expenses............................ 19
Distributions Under the Policy............................................ 19
    Full and Partial Withdrawals.......................................... 19
    Critical Needs Withdrawals............................................ 19
    Annuity Date.......................................................... 20
    Death of Annuitant Prior to Annuity Date.............................. 20
    Guaranteed Minimum Death Benefit (GMDB) Rider......................... 20
    Election of Annuity Income Options.................................... 21
    Annuity Income Options................................................ 21
    Deferment of Payment.................................................. 21
General Provisions........................................................ 22
    Control of Policy..................................................... 22
    Annuitant's Beneficiary............................................... 22
    Change of Beneficiary................................................. 22
    Contestability........................................................ 22
    Misstatement of Age or Sex............................................ 22
    Reports and Records................................................... 22
Federal Tax Matters....................................................... 23
    Introduction.......................................................... 23
    Taxation of Annuities in General...................................... 23
Distribution of the Policies.............................................. 24
Safekeeping of the Account's Assets....................................... 24
Voting Rights............................................................. 24
Legal Proceedings......................................................... 25
Statement of Additional Information....................................... 25

The Policy, certain provisions, and certain portfolios are not available in all States.

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESMAN, OR OTHER PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCOUNT - Ameritas Variable Life Insurance Company Separate Account VA-2, a separate investment account established by AVLIC to receive and invest the premium paid under the Policy. The investment performance of the Account is kept separate from that of the general assets of AVLIC.

ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the annuity date.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the annuity date.

ANNUITANT - The person upon whose life expectancy the Policy is written. The annuitant may also be the owner of the Policy.

ANNUITANT'S BENEFICIARY - The person to whom any benefits due upon death of the annuitant are paid. The annuitant's beneficiary is designated by the owner in the application. If changed, the annuitant's beneficiary is as shown in the latest change filed and recorded with AVLIC. If no annuitant's beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any annuitant's beneficiary is subject to that of any assignee.

ANNUITY DATE - The date on which annuity payments begin.

ANNUITY INCOME OPTION - One of several ways in which annuity payments may be made. Payments are based on the cash surrender value as of the annuity date, less any applicable premium taxes. The dollar amount of each annuity payment will not change over time, except in the case where the interest payment option is selected.

ANNUITY PAYMENT - One of a series of payments made under an annuity income option.

AVLIC ("We, Us, Our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

CASH SURRENDER VALUE - The amount available for full or partial withdrawal, which is the accumulation value less any withdrawal charge, and applicable premium taxes and, in the case of a full withdrawal, less the annual policy fee.

CONTINGENT DEFERRED SALES CHARGES - The charge assessed upon certain withdrawals and annuitizations to cover certain expenses relating to the sale of the Policies.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 3.5%. AVLIC may, at its sole discretion declare higher interest rates for amounts allocated or transferred to the Fixed Account.

EFFECTIVE DATE - The date that the premium payment is applied to purchase a Policy for the owner.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - Variable Insurance Products Fund ("Fidelity Fund"), Variable Insurance Products Fund II ("Fidelity Fund II") (collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), and MFS Variable Insurance Trust ("MFS Fund" or "MFS") are the funds available for investment as of the date of this prospectus. In the future, additional funds may be added or subtracted by AVLIC as the available funding options. The Funds have one or more portfolios. There is a portfolio that corresponds to each of the Subaccounts of the Account.

JOINT ANNUITANT - Applicable in the context of annuity income options only, the person other than the annuitant who may be designated by the owner and on whose life annuity payments may also be based.

NET CASH SURRENDER VALUE - The cash surrender value less premium tax, if any, and less any outstanding policy loan.

NET PREMIUM - The premium payment less a percent of premium charge equal to the premium tax, if imposed by the state in which the policy is delivered.

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

OWNER'S DESIGNATED BENEFICIARY - The person who may be designated by the owner and to whom Policy ownership passes upon the owner's death.

POLICY - The variable annuity policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the date used to determine policy anniversary dates and policy years. Policy anniversaries are measured from the policy date.

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

PORTFOLIO - The separate investment portfolios of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, and the MFS Fund. The Fidelity Fund currently has five portfolios: The Money Market, the High Income, the Equity-Income, the Growth, and the Overseas Portfolios. The Fidelity Fund II has five portfolios: Asset Manager, Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund has six portfolios: the Alger American Income and Growth ("Income and Growth"), the Alger American Small Capitalization ("Small-Cap"), Alger American MidCap Growth ("MidCap"), Alger American Growth ("Alger American Growth"), Alger American Leveraged AllCap ("Leveraged AllCap"), and Alger American Balanced ("Balanced") Portfolios. MFS Variable Insurance Trust, ("MFS Fund" or "MFS"), is a
Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series ("MFS Emerging Growth"), MFS Utilities Series ("MFS Utilities"), and MFS World Governments Series ("MFS World Governments") are offered.

PREMIUM PAYMENT - The minimum first year premium on a non-tax qualified policy is $2000 or more and the minimum subsequent premium payment is $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month.

QUALIFIED POLICIES - Policies purchased in connection with certain plans that qualify for special federal income tax treatment.

SATISFACTORY PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the claim.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Fund.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of trading on the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of trading on the NYSE on the next succeeding valuation date.

FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES


This table is to assist the Owner to understand the various costs and expenses that the Owner will bear, directly and indirectly at both the Separate Account and portfolio level. The table does not include possible state premium taxes.

   Sales Load Imposed on Purchases.......................................   0%
   Contingent Deferred Sales Charge - on premiums paid only (Maximum).... 6.0%


             YEAR          %               YEAR           %
               1...........6                 5............4
               2...........6                 6............3
               3...........6                 7............2
               4...........5                 8+...........0


   Surrender Fees.......................................................   0%
   Exchange Fee ........................................................   0%
   Transfer Fee (after 15 free transfers per policy year)...............   $10
   Annual Policy Fee (up to $40, currently $36, $30 in North Dakota, may
   be reduced or eliminated)............................................   $36

Separate Account Annual Expenses (as a percentage of average account value)
   Mortality and Expense Risk Fees......................................  1.25%
   Daily Administrative Fee (as a percentage of average account value)     .15%
   (See "Charges and Deductions", page 17).

FIDELITY FUND ANNUAL EXPENSES

                     Money        High        Equity-
                     Market      Income1      Income       Growth    Overseas
Management......      .24%        .60%         .51%         .61%       .76%
Other...........      .09%        .11%         .10%         .09%       .15%
                     ------      ------       ------       ------     ------
Total...........      .33%        .71%         .61%         .70%       .91%

FIDELITY FUND II ANNUAL EXPENSES

                      Asset    Investment   Index                Asset Manager:
                    Manager1   Grade Bond   5002   Contrafund1     Growth1,2
Management......      .71%        .45%      .00%       .61%          .71%
Other...........      .08%        .14%      .28%       .11%          .29%
                     ------      ------    ------     ------        ------
Total...........      .79%        .59%      .28%       .72%         1.00%


(1) A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been (for High Income: 0.71% (please note there were brokerage commissions paid, but it did not affect the ratio); for Asset Manager 0.81%; for Asset
     Manager: Growth 1.13% ; and for Contrafund: 0.73%)

(2) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, management fee, other expenses, and total expenses would have been (Index 500 Portfolio) 0.28%, 0.19% and 0.47%, respectively; and (Asset Manager: Growth) 0.71%, 0.42% and 1.13%, respectively.

ALGER AMERICAN FUND ANNUAL EXPENSES

                                                  Alger
                   Income and    Small    Mid    American             Leveraged
                     Growth       Cap     Cap     Growth    Balanced   AllCap*
Management......      .625%      .85%     .80%     .75%       .75%      .85%
Other...........      .125%      .07%     .10%     .10%       .25%      .71%
                     -------    ------   ------   ------     ------    ------
Total...........      0.75%      .92%     .90%     .85%      1.00%     1.56%

(3) Alger Management has agreed to reimburse the portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively; Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger
     American Small-Cap, Alger American MidCap, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

MFS FUND ANNUAL EXPENSES

                  MFS Emerging       MFS Utilities        MFS World
                 Growth Series4         Series4       Governments Series5
Management......      .75%               .75%                .75%
Other...........      .25%               .25%                .25%
                     ------             ------              ------
Total...........     1.00%              1.00%               1.00%

(4) MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 2.16% and 2.91%, respectively, for the Emerging Growth Series and 2.33% and 3.08%, respectively, for the Utilities Series.

(5) MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 1.24% and 1.99%, respectively.

Fidelity Management & Research Company (FMR) has agreed to reimburse the various portfolios if, and to the extent that, the portfolios' aggregate operating expenses are in excess of, .80% (Investment Grade Bond Portfolio), 1.00% (High Income, Contrafund and Asset Manager: Growth Portfolios), 1.25% (Asset Manager Portfolio) or 1.50% (Equity-Income, Growth, and Overseas Portfolios) of the respective Portfolios' average net assets. FMR has voluntarily agreed to temporarily limit Index 500 Portfolio's total operating expenses to 0.28%. Alger Management has agreed to reimburse the Portfolios if, and to the extent that, the Portfolios' aggregate operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) are in excess of 1.25% (Income and Growth, and Balanced Portfolios) and 1.50% (Small Cap, MidCap,
Leveraged AllCap and Growth Portfolios) of the respective Portfolio's average net assets. These agreements are expected to continue in the future years. As long as this expense limitation continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

EXAMPLE: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                         1 Year      3 Years        5 Years       10 Years
Money Market..........     $79         $118           $139           $213
High Income...........     $82         $129           $158           $253
Equity-Income.........     $81         $126           $153           $242
Growth................     $82         $129           $158           $252
Overseas..............     $84         $135           $168           $273
Asset Manager.........     $83         $131           $162           $261
Investment Grade Bond.     $81         $125           $152           $240
Index 500.............     $78         $116           $136           $208
Contrafund............     $83         $129           $159           $254
Asset Manager: Growth.     $85         $138           $173           $282
Income and Growth.....     $83         $130           $160           $257
Balanced..............     $85         $138           $173           $282
Small Cap ............     $85         $135           $169           $274
Midcap................     $84         $135           $168           $272
Alger American Growth.     $84         $133           $165           $267
Leveraged AllCap......     $91         $155           $200           $336
MFS Emerging Growth...     $85         $138           $173           $282
MFS Utilities.........     $85         $138           $173           $282
MFS World Governments.     $85         $138           $173           $282

EXAMPLE: If you annuitize at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                          1 Year     3 Years        5 Years        10 Years
Money Market..........     $79         $ 58           $ 99           $213
High Income...........     $82         $ 69           $118           $253
Equity-Income.........     $81         $ 66           $113           $242
Growth................     $82         $ 69           $118           $252
Overseas..............     $84         $ 75           $128           $273
Asset Manager.........     $83         $ 71           $122           $261
Investment Grade Bond.     $81         $ 65           $112           $240
Index 500.............     $78         $ 56           $ 96           $208
Contrafund............     $83         $ 69           $119           $254
Asset Manager: Growth.     $85         $ 78           $133           $282
Income and Growth.....     $83         $ 70           $120           $257
Balanced..............     $85         $ 78           $133           $282
Small Cap ............     $85         $ 75           $129           $274
Midcap................     $84         $ 75           $128           $272
Alger American Growth.     $84         $ 73           $125           $267
Leveraged AllCap......     $91         $ 95           $160           $336
MFS Emerging Growth...     $85         $ 78           $133           $282
MFS Utilities.........     $85         $ 78           $133           $282
MFS World Governments.     $85         $ 78           $133           $282

EXAMPLE: If you do not surrender your contract you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                        1 Year      3 Years        5 Years        10 Years
Money Market..........   $19         $ 58           $ 99           $213
High Income...........   $22         $ 69           $118           $253
Equity-Income.........   $21         $ 66           $113           $242
Growth................   $22         $ 69           $118           $252
Overseas..............   $24         $ 75           $128           $273
Asset Manager.........   $23         $ 71           $122           $261
Investment Grade Bond.   $21         $ 65           $112           $240
Index 500.............   $18         $ 56           $ 96           $208
Contrafund............   $23         $ 69           $119           $254
Asset Manager: Growth.   $25         $ 78           $133           $282
Income and Growth.....   $23         $ 70           $120           $257
Balanced..............   $25         $ 78           $133           $282
Small Cap ............   $25         $ 75           $129           $274
Midcap................   $24         $ 75           $128           $272
Alger American Growth.   $24         $ 73           $125           $267
Leveraged AllCap......   $31         $ 95           $160           $336
MFS Emerging Growth...   $25         $ 78           $133           $282
MFS Utilities.........   $25         $ 78           $133           $282
MFS World Governments.   $25         $ 78           $133           $282

The examples assume an average $30,000 annuity investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown and will vary according to the portfolio(s) selected.

QUESTIONS AND ANSWERS ABOUT THE POLICY

NOTE: The following section contains brief questions and answers about the Policy. Reference should be made to the body of this Prospectus for more detailed information. With respect to qualified policies, it should be noted that the requirements of a particular retirement plan, an endorsement of the Policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on premiums, withdrawals, distributions, or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. See "Federal Tax Matters," page
23. Also "you" or "your" refers to the owner; "we" "us" or "our" refers to Ameritas Variable Life Insurance Company.


1.     WHAT IS THE PURPOSE OF THE POLICY?
       The Policy seeks to allow you to accumulate funds based on the investment experience of the assets underlying the Policy, in the Account or the Fixed Account, on a tax-deferred basis. Annuity payments are payable to the annuitant on the annuity date. Once payments commence under an annuity income option, the annuity payments do not depend on the investment experience of the Policy's underlying assets. Instead, the amount of the payments is set as of the annuity date and does not change over the annuity payment period, unless an interest payment option is selected. The Policy may be purchased on a non-tax qualified basis ("nonqualified policy.") The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy"). The owner can allocate premium payments to one or more Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Subaccounts"), each of which will invest in a corresponding portfolio of the Funds, or to the Fixed Account. Because the accumulation value depends on the investment experience of the selected Subaccounts, the owner bears the investment risk under this Policy for monies placed in Subaccounts prior to the annuity date.

2.     WHAT IS AN ANNUITY AND WHAT ANNUITY OPTIONS ARE AVAILABLE?
       An annuity provides for a series of periodic payments beginning on the annuity date, based on the net cash surrender value on the annuity date, to be paid to the annuitant. The owner may select from a number of annuity income options, including annuity payments for the life of an annuitant (or an annuitant and another person, the joint annuitant) with or without a guaranteed number of annuity payments, or for a designated period, for a designated amount, or for an interest payment option. The annuity payments remain the same throughout the payment period, unless an interest payment option is selected.

       The owner also has some flexibility in choosing the annuity date; however, without AVLIC's prior approval, payments must begin no later than the policy anniversary nearest the annuitant's 95th birthday (90th in Oregon). (See "Annuity Date," page 20 and "Annuity Income Options," page 21).

3.     WHAT TYPES OF INVESTMENTS UNDERLIE THE ACCOUNT?
       Currently, the assets supporting the Policies prior to the annuity date are invested exclusively in shares of the Funds or in the Fixed Account. The Fidelity Fund currently has five portfolios: the Money Market, High Income, Equity-Income, Growth, and Overseas Portfolios. The Fidelity Fund II has five portfolios: the Asset Manager, Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund has six portfolios: the Income and Growth; Small-Cap; MidCap; Alger American Growth; Leveraged AllCap; and Balanced Portfolios. The MFS Fund has twelve separate portfolios or series, of which, MFS Emerging Growth, MFS Utilities, and MFS World Governments are offered. Each of the nineteen Subaccounts of the Account invests solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds," page 10).

4.     INVESTMENTS IN THE FIXED ACCOUNT.
       Net premium payments allocated to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Owners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher "declared rates". (See "Fixed Account," page 14).

5.     HOW DO I PURCHASE A POLICY?
       You may purchase a Policy on a tax qualified or non-tax qualified basis. The minimum first year premium on a non-tax qualified policy is $2000 or more and minimum subsequent premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month. The total of all premium payments made under AVLIC annuity contracts having the same annuitant may not exceed $1,000,000 without AVLIC's prior approval. (See "Policy Application and Premium Payment," page 15).

6.     HOW MAY I ALLOCATE THE PREMIUM PAYMENT?
       On the effective date of the Policy, the Net Premium paid is allocated in accordance with allocation instructions designated by the Owner in the application. If state law requires return of premium payment pursuant to the Refund Privilege, the Net Premium will be allocated to the Money Market Subaccount, and thirteen days after the effective date, the accumulation value is allocated among the Subaccounts or Fixed Account in accordance with the allocation instructions. (See "Allocation of Premium," page 15).

7.     CAN I TRANSFER AMOUNTS?
       Transfers of the accumulation value among the Subaccounts of the Account and/or the Fixed Account can be made 15 times each policy year without charge. A transfer charge may be imposed each additional time amounts are transferred between the Subaccounts and/or the Fixed Account and will be deducted from the amount transferred. The maximum transfer charge is $10.00 per transfer. Transfers must be at least $250, or, if less, the entire value of the Subaccount or the Fixed Account from which the transfer is made. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a transfer is $100.00. Any amount below this minimum must be included in the amount transferred. Transfers of up to the greater of: 25% of the accumulation value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 may be made out of the Fixed Account during the 30 day period following the yearly anniversary date of the policy. (See "Transfers," page 16).

8.     CAN I GET TO MY MONEY IF I NEED IT?
       All or part of the accumulation value of the Policy may be withdrawn before the earlier of the annuitant's death or the annuity date. Policy loans are available from policies purchased in 403(b) plans. The withdrawal right may be restricted by Section 403(b)(11) of the IRS code, if the annuity is used in connection with a Section 403(b) retirement plan. Amounts withdrawn may also be subject to a contingent deferred sales charge depending upon the size of the withdrawal, the Policy accumulation value, and the time since the Policy premiums were deposited. A Owner may, without a contingent deferred sales charge, withdraw the greater of 10% of the policy accumulation value or that portion of the policy accumulation value that exceeds the total premiums deposited. Thereafter, unless waived, a contingent deferred sales charge is assessed only on premiums paid based upon the number of years since the premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited. (See "Contingent Deferred Sales Charge," page 18). WE GUARANTEE THAT THIS CHARGE WILL NOT BE INCREASED. In addition, upon a full withdrawal, the owner will be assessed the annual policy fee. (See "Administrative Charges," page 17). Certain withdrawals may also be subject to a federal penalty tax as well as federal income tax. (See, "Federal Tax Matters," page 23). Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

9.     WHAT ARE THE CHARGES UNDER MY POLICY?

       In order to permit investment of the net premium payment, we currently do not deduct sales charges at the time of investment. However, unless waived, a contingent deferred sales charge, as described above, is imposed on certain full or partial withdrawals of the Policies and annuitization to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. (See "Contingent Deferred Sales Charge," page
       18). We will, when taxes, including premium taxes, are imposed by state law upon the receipt of the premium payment, deduct such taxes on receipt of the payment. If, instead, premium taxes are imposed upon annuitization or withdrawals, such taxes will be deducted at that time. (See "Taxes," page 19). In addition, a daily charge at the annual rate of .15% of the average daily net assets is charged as an administrative fee to cover administration expenses, and the Owner may be charged a $10.00 per transfer fee after the 15 free transfers each policy year.
       (See "Administrative  Fee," and "Transfers," pages 17 and 16).   Certain
       other charges are deducted under the Policy to cover administrative expenses of operating the Policy and mortality and expense risks. These charges include a daily charge at the annual rate of 1.25% of average daily net assets of the Account plus an annual charge which is currently $36.00, $30.00 in North Dakota (maximum of $40. The annual charge may be reduced or eliminated.) Mortality and expense risk charges and the administrative fee are not charged against the Fixed Account. (See "Mortality and Expense Risk Charge" and "Annual Policy Fee," page
       17).

10.    WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE ANNUITY DATE?
       In the event that the annuitant dies prior to the annuity date, upon satisfactory proof of death, the death benefit or, if available, the Guaranteed Minimum Death Benefit, becomes payable. The death benefit may be paid as either a lump sum cash benefit or under an annuity income option. (See "Death of Annuitant Prior to Annuity Date," page
       20).

11.    WHAT HAPPENS IF THE OWNER DIES BEFORE THE ANNUITY DATE?
       In the event that the owner dies prior to the annuity date, his or her entire interest in the Policy will be distributed within five years after the date of death. If the person to whom ownership passes, the owner's designated beneficiary, chooses to take his or her interest as an annuity, to be paid to himself or herself or for his or her benefit, then under certain circumstances, that portion is treated as distributed on the date distributions begin. Special rules apply where the owner's designated beneficiary is the surviving spouse of the deceased owner. (These provisions are described in greater detail in the Statement of Additional Information - see "IRS Required Distributions," page 7 ).

12.    CAN THE POLICY BE RETURNED AFTER IT IS DELIVERED?
       The owner is granted a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period specified on the policy form, which is within 10 days after the owner receives the Policy, unless the particular state in which the Policy is sold requires a longer period. If allowed by state law, the amount of the refund will equal the premiums paid less withdrawals, adjusted by investment gains and losses. Otherwise the amount of the refund will be equal to the gross premiums paid less withdrawals. All Individual Retirement Annuity refunds will be a return of premium payment (See "Refund Privilege," page 16).

13.    WHO DO I CALL IF I HAVE QUESTIONS ABOUT MY ANNUITY?
       Any questions about procedures or your Policy will be answered by us at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska, 68501, or by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name. In addition, confirmations will be mailed to the owner for any transactions that take place, and an annual report will be sent once each policy year showing the accumulation value in each Subaccount, and any charges, transfers or withdrawals during the year.

FINANCIAL STATEMENTS

The financial statements for AVLIC and the Account (as well as the auditors' report thereon) are in the Statement of Additional Information. The Separate Account additionally funds variable annuity contracts not offered by this prospectus which have unit values not applicable to the contracts offered by this prospectus.

AVLIC AND THE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 11 of the Statement of Additional Information.

AVLIC is a wholly-owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas Life"). Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyzes insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has been rated A ("Excellent") by Weiss Research, Inc., and has an AA ("Excellent") rating from Standard & Poor's for claims paying ability. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501. Ameritas Life and subsidiaries had total assets at December 31, 1994, of over $2.0 billion. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. On February 27, 1996, AVLIC determined to postpone the merger indefinitely.

On March 11, 1996, Ameritas Life and American Mutual Life Insurance Company ("American Mutual"), an Iowa mutual life insurance company, announced an Agreement of Joint Venture ("Agreement").

The terms of the Agreement, which has a closing date of March 29, 1996, require a holding company (AMAL Corporation) to be formed. Also pursuant to the terms of the Agreement, the stock of AVLIC and Ameritas Investment Corp. will be transferred to AMAL Corporation on the closing date. AMAL Corporation will then issue a controlling ownership of the stock to Ameritas Life and a minority ownership of the stock to American Mutual.

AVLIC may publish in advertisements and reports to the Owners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further, AVLIC may publish charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax deference and other investment methods and programs.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-2

AVLIC established the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Account") on May 28, 1987, under Nebraska law as a separate investment account. This Account holds assets that are segregated from all of AVLIC's other assets and are not chargeable with liabilities arising out of any other business AVLIC may conduct. Income, gains, or losses of the Account are credited without regard to other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business all obligations arising under the policies are liabilities of AVLIC who will at all times maintain assets in the Account with a total market value at least equal to the reserve and other contract liabilities for the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, AVLIC may, from time to time, withdraw the assets available to cover general account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.


THE FUNDS

There are currently nineteen Subaccounts within the Account which support the Policies, and each invests only in a corresponding portfolio of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, and/or the MFS Fund (collectively the "Funds").

The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. The registrations do not involve SEC supervision of the management or investment practices or policies of the Funds. The assets of each portfolio of the Funds are held separately from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information about the Funds, including a description of risks, charges and expenses is in the prospectuses for the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Fund. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity-Income, Asset Manager: Growth and Asset Manager Portfolios may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.

Since the Funds are designed to provide an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material irreconcilable conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income   producing lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.

Investment             A  portfolio  of investment     Seeks as high  a level of
Grade Bond2            grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     respresented    by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.

Asset Manager:
Growth2                Focuses on stocks  for high     Seeks  to  maximize total
                       potential returns but also return by allocating its purchases bonds and short- assets among stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.


ALGER AMERICAN
FUNDS

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least  65%  of  its   total     objective  of  the  Port-
                       assets in  dividend  paying     folio.
                       equity securities  that are
                       listed  on  a  national ex-
                       change  or   in  securities
                       convertible   into dividend
                       paying equity securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the  portfolio  assets will     appreciation.
                       be invested in fixed income
                       senior  securities.

Small Cap              Except   during   temporary     Seeks  long-term  capital
                       defensive    periods,   the     appreciation.
                       Portfolio  invests at least
                       65% of its total  assets in
                       equity    securities     of
                       companies that, at the time
                       of  purchase of the securi-
                       ties,   have  total  market
                       capitalization  within  the
                       range of companies included
                       in the Russell  2000 Growth
                       Index,  updated  quarterly.
                       The   Russell  2000  Growth
                       Index is designed  to track
                       the  performance  of  small
                       capitalization   companies.
                       The  Portfolio  may  invest
                       up  to  35%  of  its  total
                       assets in equity securities
                       of  companies  that, at the
                       time   of   purchase,  have
                       total market capitalization
                       outside   the   range    of
                       companies  included in  the
                       Russell  2000 Growth  Index
                       and   in   excess  of  that
                       amount (up to 100%  of  its
                       assets)  during   temporary
                       defensive periods.

MidCap                 Except   during   temporary     Seeks long-term capital
Growth                 defensive    periods,   the     appreciation.
                       Portfolio  invests at least
                       65% of its  total assets in
                       equity     securities    of
                       companies that, at the time
                       of purchase of the  securi-
                       ties,  have   total  market
                       capitalization  within  the
                       range of companies included
                       in the S&P MidCap 400 Index,
                       updated quarterly.  The S&P
                       MidCap   400    Index    is
                       designed   to   track   the
                       performance of medium  cap-
                       italization companies.  The
                       Portfolio may  invest up to
                       35% of its total  assets in
                       equity    securities     of
                       companies that, at the time
                       of  purchase,  have   total
                       market capitalization  out-
                       side    the    range     of
                       companies  included  in the
                       S&P MidCap 400 Index and in
                       excess  of  that amount (up
                       to  100%  of   its  assets)
                       during  temporary defensive
                       periods.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures  contracts on
                       securities indexes and pur-
                       chase  and  sell options on
                       these   futures  contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

 .
MFS FUNDS
---------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------
Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   equity     term capital growth. Div-
                       securities   of    emerging     idend and interest income
                       growth companies. Up to 25%     is incidental.
                       may be invested in  foreign
                       securities  not   including
                       ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in  debt secur-     vation   and  growth with
                       ities.  May   invest  up to     moderate  current income.
                       100% of  assets  in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.



1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.

Each portfolio pays its manager a monthly fee for managing its investments and business affairs. In addition, each portfolio's total operating expenses will include fees for shareholder services and other expenses, such as custodial, legal, accounting, and other miscellaneous fees. (See "Fee Table" page 4). A complete description of the expenses, fees, and charges of the portfolios is found in the Funds' prospectuses and Statements of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other Policies or permit a conversion between Policies upon request by the owners.

AVLIC also reserves the right, in its sole discretion, to establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company having a specified investment objective. AVLIC may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing owners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of owners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of owners or other persons who have voting rights as to the Account. The owner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act.

We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 3.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account. ("Declared Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest for a 12-month period on the amount transferred or allocated at the rate declared effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.

THE POLICY

The Policy is a variable annuity policy. The rights and benefits of the Policy are described below and in the policy form; however, AVLIC reserves the right to make any modification to conform the Policy to, or to give the owner the benefit of, any federal or state statute or any rule or regulation thereunder.

The policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy").

POLICY APPLICATION AND PREMIUM PAYMENT

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). The application to purchase a non-qualified annuity must be submitted with an initial premium payment of not less than $2,000 unless other provisions for payment of the $2,000 premium are made. An application to purchase an annuity in qualified plans may be submitted with initial monthly premiums of as little as $50 in periodic payment plans providing for $600 in premiums per year. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason. After the Policy is issued, an owner of a policy in a non-qualified plan may make additional premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic in tax-qualified plans or at AVLIC's discretion. Also, AVLIC has the right not to accept total premiums greater than $1,000,000, or a premium payment where the total premium payments made under AVLIC annuity contracts having the same annuitant exceed $1,000,000. If the application and initial premium payment can be accepted in the form received, the initial premium payment will be applied to the purchase of a Policy within two business days after receipt by AVLIC at its Home Office. In those instances where other provisions for the payment of the initial premium are made, the initial premium will be applied after the application has been accepted and within two business days after AVLIC has received the initial premium in its Home Office in Federal Funds. The date that the initial premium is applied to the purchase of the Policy is the effective date of the Policy.

If an incomplete application is received, AVLIC will request the information necessary to complete the application. Once the application is completed and the initial premium received, the initial premium payment will be applied to the purchase of a Policy within two business days. If after five business days after its receipt with the initial premium the application remains incomplete, AVLIC will return the applicant's premium payment unless it obtains the applicant's permission to retain the premium payment pending completion of the application.

The policy date for the Policy will be the same day as the effective date for the Policy, unless it falls on the 29th, 30th or 31st of a month, in which case the policy date will be set at the 28th day of that month. The policy date is used to determine policy anniversary dates and policy years.


ALLOCATION OF PREMIUM

In the application for a Policy, the owner allocates the net premium to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount, or to the Fixed Account, is 10% of the premium, and fractional percentages may not be used. The allocations must total 100%.

The initial premium is allocated on the effective date of the Policy to one or more Subaccounts of the Account or to the Fixed Account. The initial premium, less any applicable premium taxes, will be used to purchase accumulation units of the Subaccounts of the Account or the Fixed Account at the price next computed on the effective date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the Refund Privilege, your initial premium will be allocated to the Money Market Subaccount. Thirteen days after the effective date, the accumulation value of the Policy will be allocated among the Subaccounts, or to the Fixed Account, as selected by the owner in the application.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts and the owner bears the entire investment risk. This will affect the Policy's cash surrender value which on the annuity date affects the level of annuity payments payable. Owners should periodically review their allocation of values in light of market conditions and overall financial planning requirements.


ACCUMULATION VALUE

The accumulation value of the policy is equal to the total premiums received, reduced by any applicable premium taxes, as affected by charges, withdrawals, and the investment experience of the designated Subaccounts and the interest earned in the Fixed Account.

On the effective date, the accumulation value of the Policy is equal to the initial premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the Policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units of each Subaccount credited to the Policy by the current value of an accumulation unit for each Subaccount and by adding the amount in the Fixed Account. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the Policy is decreased by the annual policy fee, any withdrawals, and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals as well as the deduction of any applicable charges under the Policy.

VALUE OF ACCUMULATION UNITS

The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the Policy for mortality and expense risks, the daily charge under the policy for the administrative fee, and, if applicable, any federal and state income tax charges.

TRANSFERS

Accumulation value may be transferred among the Subaccounts and/or the Fixed Account 15 times each policy year without charge. A transfer charge of $10.00 may be imposed each additional time amounts are transferred between Subaccounts and/or the Fixed Account and will be deducted from the amount transferred. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. Accumulation values may also be transferred from the Subaccounts of the separate account to the Fixed Account without limitation. Transfers of up to the greater of: 25% of the accumulation value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 may be made from the Fixed Account to the various Subaccounts during the 30 day period following the yearly anniversary date of the policy. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. AVLIC will effect transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received at the Home Office.

The privilege to initiate transactions by telephone will be made available to Owners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional limitations at the fund level.

SYSTEMATIC PROGRAMS

AVLIC may offer systematic programs as discussed below. Transfers of Accumulation Value made pursuant to these programs will not be counted in determining whether the transfer fee applies. All other normal transfer restrictions, as described above, apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account and the Fixed Account, on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the owner can instruct AVLIC to automatically transfer, on a sytematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Separate Account.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. There is no charge for participation in these programs at this time.

OWNER INQUIRIES

Inquiries should be addressed to Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 or made by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name.

REFUND PRIVILEGE

The owner is given a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period of time stated on the policy form, which is 10 days after receipt of the Policy, unless state law requires a longer period of time. In states that permit it to do so, AVLIC will refund the Accumulation Value calculated on the date AVLIC receives the Policy and refund request. This amount may be more or less than the premium payments made. In other states, the refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains and losses. All Individual Retirement Annuity refunds will be a return of premium payment. To cancel the Policy, the owner should mail or deliver it to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the owner's bank.

POLICY LOANS

After the first policy anniversary the Owner of a policy purchased in a 403(b) qualified plan may borrow up to the lesser of: $50,000 (including all loans outstanding during the preceding year); or 50% of the cash surrender value of the policy; or 50% of the present value of the non-forfeitable accrued benefits of the owner under the policy. One loan may be taken each year and the minimum initial loan amount is $2,500. The loans usually are funded within 7 days of the receipt of a written request. Any outstanding loan balance will be deducted from policy proceeds payable due to death, surrender, or upon annuitization.

All loans must be repaid within five years with substantially level amortized payments made at least quarterly. Repayment for loans to purchase a dwelling to be used, within a reasonable time, as a residence may be made over a longer period. If any repayment due under the loan is unpaid for ninety (90) days, the balance will become due without notice. The loan will be repaid by deducting the balance and any applicable charges and taxes from the accumulation value.

The current loan interest rate will be 7.5% and is guaranteed not to exceed 8% per annum. When a loan is made, accumulation values equal to the amount of the loan will be transferred from the Account and/or Fixed Account to the General Account of AVLIC as security for the indebtedness. The Owner is currently earning 4.5% and is guaranteed to earn 3.5% on the amount securing the indebtedness. The accumulation values transferred out of the Account will be allocated among the subaccounts or Fixed Account as instructed by the Owner when the loan is requested. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the subaccounts or the Fixed Account. Upon repayment of the loan, the transfers back into the Account or Fixed Account will be allocated in accordance with the allocation instructions in effect when the payments are made.

The loans to Owners of a policy purchased in 403(b) qualified plans will be considered distributions from the policy and subject to taxation unless the requirements of IRS Code Section 72(p), including repayment, are met. In addition policies purchased in plans subject to ERISA may be subject to ERISA requirements. AVLIC may refuse to make a loan which violates these requirements. AVLIC may be required to report the loan as income to the Owner if the loan violates the IRS requirements or is not repaid according to the IRS requirements and the loan terms. This provision is not available in all states.

CHARGES AND DEDUCTIONS

Charges will be deducted periodically from the accumulation value of the Policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the premium payments before they are allocated to the Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a premium payment. In that case AVLIC will deduct the premium tax due when the premiums are received. Other charges, such as transfer and contingent deferred sales charges, may be levied upon, respectively transfers or withdrawals or, in some cases, upon annuitization or withdrawals, as described more fully below.


ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. An annual policy fee of up to $40.00 (currently $36.00, $30.00 in North Dakota) is deducted from the accumulation value on the last valuation date of each policy year or upon a full withdrawal. This charge reimburses AVLIC for the administrative costs of maintaining the Policy on AVLIC's system.

From time to time AVLIC may reduce the amount of the annual policy fee. AVLIC may do so when annuities are sold to individuals or a group of individuals in a manner that reduces the administrative costs of policy maintenance. AVLIC would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of premium payments; and/or (d) other transactions where maintenance and/or administrative expenses are likely to be reduced.

Any elimination of the annual policy fee will not discriminate unfairly between Annuity purchasers. AVLIC will not make any changes to this charge where prohibited by law.

ADMINISTRATIVE FEE. A daily charge equal to an annual rate of .15% of the accumulation value is calculated. This charge is subtracted when determining the daily accumulation unit value. No administrative fee is imposed on the Fixed Account. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the Policies and ongoing administrative expenses incurred in connection with servicing and maintaining the Policies. These expenses include the cost of processing the application and premium payments, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead.

AVLIC does not expect to make a profit on the charges for the annual policy and daily administrative fees.

MORTALITY AND EXPENSE RISK CHARGE

AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the Policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and risk expense charge is imposed on the Fixed Account.

The mortality risk borne by AVLIC under the Policies, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Policy. It therefore relieves the annuitant from the risk that he will outlive the funds accumulated for retirement. In addition, AVLIC bears a mortality risk under the Policies, regardless of the annuity option selected, in that it guarantees the purchase rates for the annuity income options available under the Policy and it guarantees the death benefit of the Policy prior to the annuity date to be the greater of the accumulation value or the premium payments made, or, where available, the Guaranteed Minimum Death Benefit. These risks are AVLIC's. The expense risk undertaken by AVLIC, with respect to the Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing policy administration services.

If the contingent deferred sales charge on withdrawals is insufficient to cover the distribution expenses, the deficiency will be met from AVLIC's general account funds, including the amount derived from the charge levied for mortality and expense risks.


CONTINGENT DEFERRED SALES CHARGE

Since no deduction for a sales charge is made from the premium payment, unless waived, a contingent deferred sales charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. No charge is assessed for the withdrawal of the greater of 10% of the policy accumulation value or that portion of the accumulation value that exceeds the total premiums deposited. The contingent deferred sales charge is assessed only on premiums paid based upon the number of years since premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited.

Those annuitants whose policies have been in force for at least one year and meet certain conditions may make withdrawals without surrender charges. (See "Critical Needs Withdrawals," page 19).

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, which are subject to a contingent deferred sales charge, the contingent deferred sales charge will be expressed as a percentage of the premium payments withdrawn or annuitized as follows:


                Year        %            Year        %
                  1.........6              5.........4
                  2.........6              6.........3
                  3.........6              7.........2
                  4.........5              8+........0


In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts (or the Fixed Account) based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. A contingent deferred sales charge will not be assessed on premium payments withdrawn at least two years after deposit, if withdrawn and applied under annuity income option c or d. (See "Annuity Income Options," page 21). Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

TAXES

AVLIC will, where such taxes are imposed by state law of the Owner's residence as made known to AVLIC upon the receipt of a premium payment, deduct premium taxes. If instead, premium taxes are imposed upon annuitization or withdrawals by said state, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the owner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. The owner will be notified of any applicable premium taxes. Owners are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC is not currently making a charge. If they increase, however, AVLIC may make charges for such taxes. Such charges would be deducted from the accumulation unit value.

AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 23). Based upon these expectations, no charge is being made currently to the Account for corporate federal income taxes which may be attributable to the Account.

AVLIC will periodically review the question of a charge to the Account for corporate federal income taxes related to the Account. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what AVLIC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the accumulation unit value would be correspondingly adjusted by any provision or charge for such taxes.


FUND INVESTMENT ADVISORY FEES AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the value of Funds' shares and, therefore, the investment advisory fees and other expenses incurred by the Funds. A complete description of the expenses and deductions from the Funds' portfolios is found in the Funds' prospectuses and Statements of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain funds.

DISTRIBUTIONS UNDER THE POLICY

FULL AND PARTIAL WITHDRAWALS

The owner may make elective and systematic partial withdrawals or a full withdrawal of the Policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. The withdrawal right may be restricted by Section 403(b)(11) of the IRS Code and, should the withdrawal be an eligible rollover distribution from a qualified plan or an annuity in a 403(b) plan, it will be subject to a mandatory 20% withholding under the IRS Code unless the distribution is paid directly by AVLIC into an eligible retirement plan in a direct rollover. (See "Federal Tax Matters," page
23). No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for full or partial withdrawal ("cash surrender value") is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option. (See "Annuity Income Options," page 21).

CRITICAL NEEDS WITHDRAWALS. Annuitants whose policies have been in force for at least one year may, under certain conditions, make withdrawals without surrender charges. These conditions include: the annuitant must be 65 or younger when the policy was issued; the policy accumulation value must exceed $5,000; the annuitant must provide a medical doctor's verification of diagnosis of terminal illness with less than 12 months to live; or verification of 90 consecutive days of confinement in a medical facility for an approved medical reason; and no additional premium payments are made during the waiver period. The waiver of withdrawal charges during medical confinement will continue for 90 days after release. This waiver of withdrawal charges is not available in all states.

In the absence of specific direction from the owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. Any partial withdrawal that would reduce the cash surrender value to less than $100 will be considered a request for full withdrawal. Any partial annuitization will be allocated first to earnings and then to principal.

All withdrawals of amounts held in the Account will be paid within seven days of receipt of written request, subject to postponement in certain circumstances. (See "Deferment of Payment," page 21). Payments under the Policy of any amounts derived from a premium paid by check may be delayed until such time as the check has cleared the payor's bank. If, at the time the owner makes a partial or full withdrawal request, he or she has not provided AVLIC with a written election not to have federal income taxes withheld, AVLIC must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. At the owner's request, AVLIC will provide a form to request a withdrawal and to notify AVLIC of the owner's election whether to have federal income taxes withheld. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters - Taxation of Annuities in General," page 23).

Since the owner assumes the investment risk with respect to amounts held in the Account and because certain withdrawals are subject to a contingent deferred sales charge, the total amount paid upon withdrawals under the Policy (taking into account any prior withdrawals) may be more or less than the premium payments made.

ANNUITY DATE

The owner may specify an annuity date by written request, which can be no later than the policy anniversary nearest annuitant's 85th birthday. The annuity date may be extended up to the policy anniversary nearest the annuitant's 95th birthday (90th birthday in Oregon) without AVLIC's prior approval. The 29th, 30th, or 31st day of any month may not be selected as the annuity date. If no annuity date is specified, the annuity date will be the later of the fifth policy anniversary date (Seventh policy anniversary date in Oregon) or the policy anniversary which is nearest the annuitant's 85th birthday. The annuity date is the date that annuity payments are scheduled to commence under the Policy, unless the Policy has been surrendered or an amount has been paid as proceeds to the annuitant's beneficiary prior to that date. In selecting an annuity date, the owner may wish to consider the applicability of a contingent deferred sales charge, which is imposed upon an annuitization prior to the third policy year following the premium payment where a life annuity is selected, and prior to the eighth policy year if any other annuity option is selected.

The owner may advance or defer the annuity date; however, the annuity date may not be advanced to a date prior to 30 days after the date a written request is received, or, without AVLIC's prior approval, deferred to a date beyond the policy anniversary date nearest the annuitant's 95th birthday. An annuity date may only be changed by written request during the annuitant's lifetime. Request must be received at AVLIC's Home Office at least 30 days before the then scheduled annuity date. The annuity date and annuity income options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.


DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies prior to the annuity date, an amount will be paid as proceeds to the annuitant's beneficiary. Upon receipt of satisfactory proof of death of the annuitant, the death benefit or, if applicable, the Guaranteed Minimum Death Benefit (GMDB), becomes payable. The death benefit will equal the greater of the accumulation value or total premiums paid less withdrawals, on the date satisfactory proof of death is received by AVLIC at its Home Office. The death benefit or, where applicable, the GMDB, is payable as a lump sum cash benefit or under one of the annuity income options. The owner may elect an annuity income option for the annuitant's beneficiary, or if no such election was made by the owner and a cash benefit has not been paid, the annuitant's beneficiary may make this election after the annuitant's death. Since "satisfactory proof of death" includes a "Claimant's Statement," which specifies how the annuitant's beneficiary wishes to receive the benefit (unless the owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Account until that information is supplied to AVLIC. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the annuitant's beneficiary must elect to receive the benefits under an annuity option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code. The death benefit will be paid to the annuitant's beneficiary within seven days of when it becomes payable.


GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER - This rider provides for payment of the GMDB in lieu of the death benefit payable prior to annuity date if the GMDB is greater than such death benefit payable prior to annuity date. The GMDB depends on the annuitant's issue age, and when the company receives satisfactory proof of death. The GMDB is calculated based upon the 7 year period in which satisfactory proof of death is received. Each 7 year period begins with a 7 year policy anniversary, i.e. the 7th, 14th, 21st, etc. policy anniversary. The GMDB applies only for annuitants who are issue age 0-70.

If satisfactory proof of the annuitant's death is received prior to the 7th policy anniversary, or after the policy anniversary nearest the annuitant's 85th birthday, the GMDB is zero, and the death benefit payable will equal the greater of the accumulation value, or total premiums paid less partial withdrawals, on the date satisfactory proof of death is received.

If satisfactory proof of the annuitant's death is received on or after the 7th policy anniversary and before the policy anniversary nearest the annuitant's 75th birthday, the GMDB is calculated based upon the greater of (i) and (ii), where (i) is the accumulation value as of the most recent 7 year policy anniversary and (ii) is the GMDB immediately preceding the most recent 7 year policy anniversary. The GMDB is increased by premiums paid since the most recent 7 year policy anniversary, decreased by any partial withdrawals and any partial withdrawal charges since the most recent 7 year policy anniversary, and decreased by an additional adjustment for each partial withdrawal made since the most recent 7 year policy anniversary. However, if satisfactory proof of the annuitant's death is received on or after the policy anniversary nearest the annuitant's 75th birthday and before the policy anniversary nearest the annuitant's 85th birthday, the most recent 7 year policy anniversary on or prior to the policy anniversary nearest the annuitant's 75th birthday will be used in determining the GMDB.

For annuitants Issue Age 68 to 70, the accumulation value as of the 7th policy anniversary will be used in calculating the GMDB prior to the policy anniversary nearest the annuitant's 85th birthday. For annuitants Issue

Age 69 and 70, the references to "75th birthday" in the preceding paragraph should be replaced by "76th birthday" (when issue age is 69) and "77th birthday" (when issue age is 70).

There is no additional charge for this rider, and this rider may not be available in all states.


ELECTION OF ANNUITY INCOME OPTIONS

The amounts of any annuity payments payable will be based on the net cash surrender value as of the annuity date, and the annuity income option. The net cash surrender value is equal to the cash surrender value less any premium taxes, if applicable. Thereafter, the monthly annuity payment will not change, except in the event option (ai), Interest Payment, is elected in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the net cash surrender value may be placed under one or more annuity income options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the net cash surrender value is to be paid under each option.

The annuity income options are shown below. Election of an annuity income option must be made by written request to AVLIC at least thirty (30) days in advance of the annuity date. If no election is made, payments will be made beginning on the annuity date as an annuity under option c, as shown below. Subject to AVLIC's approval, the owner (or after the annuitant's death, the annuitant's beneficiary) may select any other annuity income option AVLIC then offers. Annuity income options are not available to: (1) an assignee; or (2) any other than a natural person except with AVLIC's consent. If an annuity option selected does not generate monthly payments of at least $20, AVLIC reserves the right to pay the net cash surrender value as a lump sum payment.

If an annuity income option is chosen which depends on the continuation of life of the annuitant or of a joint annuitant, proof of birth date may be required before annuity payments begin. For annuity income options involving life income, the actual age of the annuitant or joint annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment, with the shorter the period, the greater the amount of each annuity payment.

ANNUITY INCOME OPTIONS

(ai) INTEREST PAYMENT. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

(aii) DESIGNATED AMOUNT ANNUITY. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

(b) DESIGNATED PERIOD ANNUITY. Monthly annuity payments are paid for a period certain, as the owner elects, up to 20 years.

(c) LIFE ANNUITY. Monthly annuity payments are paid for the life of an annuitant, ceasing with the last annuity payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

(d) JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter for the life of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

The rate of interest payable under options ai, aii or b will be guaranteed at 3% compounded yearly. Payments under options c and d will be based on the 1983 Table "a" Annuity Table at 3.5% interest. AVLIC may, at any time of election of an annuity income option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under options ai, aii, and b to either option c or d after the annuity date. However, there is no guarantee that AVLIC will continue this practice which can be changed at any time at AVLIC's discretion.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum death benefit due from the Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:

a) the New York Stock Exchange is closed other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

b)     the  SEC by order  permits the postponement for the protection of owners;
       or

c) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the net assets of the Account; or

d) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.


GENERAL PROVISIONS

CONTROL OF POLICY

The owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, if living; otherwise to the owner's designated beneficiary, if living; otherwise to the estate of the owner.

ANNUITANT'S BENEFICIARY

The owner may name both primary and contingent annuitant's beneficiaries. The annuitant's beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the annuitant, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


CHANGE OF BENEFICIARY

The owner may change the annuitant's beneficiary and owner's designated beneficiary by written request on a Change of Beneficiary form at any time during the annuitant's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.


CONTESTABILITY

Except for the "Misstatement of Age or Sex" provision, below, AVLIC cannot contest the validity of this Policy after the policy date.


MISSTATEMENT OF AGE OR SEX

AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the annuitant and/or joint annuitant (if any) has been misstated, we will adjust the benefits and amounts payable under this Policy.

If the misstatement of age or sex is not found until after the income payments have started:

1. If we made any overpayments, we will add interest at the rate of 6% per year compounded yearly and charge them against payments to be made in the future.

2. If we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.


REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail the owner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value as allocated among the Subaccounts or the Fixed Account, and charges made during the policy year. The owner may ask for more frequent reports, but except for the annual report, AVLIC reserves the right to charge a fee for each report. The owner will also be sent confirmations of transactions under the Policy, such as the purchase payment and transfers and withdrawals, and a periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund and any other information required by the 1940 Act.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.

No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Taxes," page 19).

The qualified policies are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution be made from a plan under Section 403(b) except after age 59-1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes the qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.


TAXATION OF ANNUITIES IN GENERAL

Nonqualified Policies. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. AVLIC believes that an annuity owner generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the accumulation value (i.e."withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a Policy who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified policy, amounts received are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Policy, in general, only the portion of the annuity payment that represents the amount by which the accumulation value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution pursuant to a nonqualified policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules.

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified policies. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in other certain circumstances.

Distributions from qualified plans are subject to specific tax withholding rules. Eligible rollover distributions from a qualified plan or annuities used in 403(b) plans are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by AVLIC to an eligible retirement plan in a direct rollover. If the distribution is not an eligible rollover distribution, it is generally subject to the same withholding rules as distributions from non-qualified policies.


DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of Ameritas Life Insurance Corp. and an affiliated company of AVLIC, will act as the principal underwriter of the Policies pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of Investment Corp. and who are licensed as life insurance agents for AVLIC. Investment Corp. and AVLIC may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 6.5% of premiums paid. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies.

SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.

VOTING RIGHTS

To the extent required by law, the portfolio shares held in the Account will be voted by AVLIC at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the portfolio shares in its own right, AVLIC may elect to do so.

The number of votes which are available to an owner will be calculated separately for each Subaccount of the Account. That number will be determined by applying his or her percentage interest, if any, in a particular Subaccount to the total number of votes attributable to the Subaccount.

Prior to the annuity date, the owner holds a voting interest in each Subaccount to which the accumulation value is allocated.

The number of votes which are available to an owner will be determined by dividing the accumulation value attributable to a Subaccount by the net asset value per share of the applicable portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes of the portfolio which are available will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by AVLIC as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front page or by calling 1-800-745-1112. The following is the Table of Contents for that Statement:

                                                                           Page
GENERAL INFORMATION AND HISTORY............................................  2
THE POLICY.................................................................  2
GENERAL MATTERS............................................................  6
FEDERAL TAX MATTERS........................................................  8
DISTRIBUTION OF THE POLICY.................................................  9
SAFEKEEPING OF ACCOUNT ASSETS .............................................  9
AVLIC .....................................................................  9
STATE REGULATION........................................................... 10
LEGAL MATTERS.............................................................. 10
EXPERTS.................................................................... 10
OTHER INFORMATION.......................................................... 10
FINANCIAL STATEMENTS....................................................... 10

APPENDIX A

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1995 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Owners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1995. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 70-year period: investments of one dollar would have grown to $1,113.92 and $3,822.40 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $34.04. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 70 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1995 period.


(GRAPHIC OMITTED) (OMITTED GRAPH ILLUSTRATES LONG TERM MARKET TRENDS AS DESCRIBED IN THE NARRATIVE ABOVE.


















                     Year End 1925 = $1.00
                     Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX B

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and
20  Transportation  stocks,  most of which  are  traded  on the New  York  Stock
Exchange. This information is provided because the Owners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.



PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                          %
          YEAR          CHANGE
-------------------------------------
 1        1971           14.56              (GRAPHIC OMITTED) (OMITTED GRAPH
 2        1972           18.90              DEPICTS THE ACTIVITY OF THE S&P 500
 3        1973          -14.77              INDEX FOR THE YEARS 1971-1995)
 4        1974          -26.39
 5        1975           37.16
 6        1976           23.57
 7        1977           -7.42
 8        1978            6.38
 9        1979           18.20
10        1980           32.27
11        1981           -5.01
12        1982           21.44
13        1983           22.38
14        1984            6.10
15        1985           31.57
16        1986           18.56
17        1987            5.10
18        1988           16.61
19        1989           31.69
20        1990           -3.14
21        1991           30.45
22        1992            7.61
23        1993           10.08
24        1994            1.32
25        1995           37.58


THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX.

APPENDIX C








                              QUALIFIED DISCLOSURES





                          * Information Statement For:

                                408(b) IRA Plans
                                408(k) SEP Plans




                          * Information Statement For:

                                403(b) TSA Plans



                          * Information Statement For:

                       401(a) Pension/Profit Sharing Plans








[GRAPHIC OMITTED]

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Service (IRS) and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgement of your receipt of the required disclosure is included within the application language above your signature.







                                Table of Contents




Information Statement
     408(b) Individual Retirement Annuity (IRA) Plans
     408(k) Simplified Employee Pension (SEP) Plans.....................  QD-1


Information Statement
     403(b) Tax Sheltered Annuity (TSA) Plans...........................  QD-6


Information Statement
     401(a) Pension/Profit Sharing Plans................................  QD-7

[GRAPHIC OMITTED]

                              INFORMATION STATEMENT
                408(b) Individual Retirement Annuity (IRA) Plans
                 408(k) Simplified Employee Pension (SEP) Plans

--------------------------------------------------------------------------------

For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan or 408(k) Simplified Employee Pension (SEP) Plan, please review the following:

PART 1.  PROCEDURE FOR REVOKING THE IRS PLAN:

After you establish an IRA Plan with Ameritas Variable Life Insurance Company (AVLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with AVLIC.

To revoke  your IRA,  you  should  send a signed  and dated  written  notice to:
Ameritas Variable Life Insurance Company, Policyholder Service Department, One Ameritas Way, P.O. Box 82550, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your AVLIC Representative or call 1-800-745-1112.


PART II.  PROVISIONS OF THE IRA LAW:

AVLIC's OVERTURE ANNUITY III-P (Form 4786), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, or for a Simplified Employee Pension Plan (SEP). A separate policy must be purchased for each individual under each plan.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

ELIGIBILITY:

  REGULAR IRA PLAN: Any employee under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan although deductibility of the contributions is determined by adjusted gross income and whether the employee participates in a qualified employer-sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA, a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution provided the rules for Rollover treatment are satisfied and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has no earned income for the taxable year (or elects to be treated as having no compensation for the year), does not make a contribution to an IRA, and is under age 70 1/2 at the end of the tax year.

  SIMPLIFIED EMPLOYEE PENSION PLAN: An employee is eligible to participate in a SEP Plan based on eligibility requirements set forth in form 5305-SEP or the plan document provided by the employer.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan to anyone (except in the case of transfer incident to divorce).

  NONFORFEITABILITY: The value of your IRA Plan belongs to you at all times, without risk of forfeiture.

  PREMIUM: The annual premium (if applicable) of your IRA Plan may not exceed the lesser of $2,000, or 100% of compensation for the year. Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution." Your contribution must be made in cash. For IRA's established under Simplified Employee Pension Plans (SEP's), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a salary reduction Simplified Employee Pension (SARSEP), premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases); and for 1995, the limit is $9,240.

MAXIMUM CONTRIBUTIONS:

  REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your earned income or $2,000, whichever is less. The amount of permissible contributions to your IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored plan and whether your adjusted gross income is above the "phase-out level." See Deductible Contributions, Part III.

  ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on regular IRA contributions, but are not deductible.

   There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs. Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers are not subject to this limitation.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA;
(3) required minimum distributions made during or after the year you reach age 70 1/2; (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed; and
(5) the portion of a distribution eligible for the death benefit exclusion.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan provided you made no contributions to the IRA from other than the first employer's plan. This is known as "Conduit IRA," and you should designate your annuity as such when you complete your application.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the combined maximum contribution to both spouses' IRAs is the lesser of 100% of your compensation or $2,250. The contributions need not be equally divided, provided no more than $2,000 is contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an active participant in an employer-sponsored plan for the year, and whether the adjusted gross income of the couple is above the phase out level.

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's earned income and alimony received for the year.

SEP PLAN: In any year that your annuity is maintained under the rules for a Simplified Employee Pension Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. In 1995, the maximum SEP contribution on behalf of an employee is $22,500 (15% x $150,000). You may also be able to make contributions to your SEP-IRA the same as you do to a Regular IRA, however, you will be considered an active participant for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a salary reduction Simplified Employee Pension Plan (SARSEP), the maximum amount of employee pre-tax contributions which can be made is $7,000, adjusted for cost of living increases; and for 1995 the maximum employee pre-tax contribution amount has been increased to $9,240.

DISTRIBUTIONS: Payment to you from your IRA Plan must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not withdrawn your entire balance by this date, you may receive the entire value of your IRA Plan in one lump sum; arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your beneficiary.

RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you as long as you live, or as long as you and your beneficiary live.

MINIMUM DISTRIBUTION REQUIREMENTS: Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution, divide your entire interest in your IRA (as of December 31 of your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your beneficiary. Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used at the time of your death. If you die before the RBD, your entire interest must be distributed within 5 years of your death if no beneficiary is designated; or if a beneficiary is designated, over the life expectancy of the beneficiary if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the benefit will be paid in equal or substantially equal installments over his/her life or life expectancy. Also, if a designated beneficiary is the spouse, the distribution must begin by December 31 of the year in which you would have attained age 70 1/2, or if not your spouse, December 31 of the year following your death.


PART III.  RESTRICTIONS AND TAX CONSIDERATIONS:

TIMING OF CONTRIBUTIONS: Once you establish an IRA, contributions (deductible or non-deductible) must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior plan year or it will be treated as made for the current year.

DEDUCTIBLE CONTRIBUTIONS: The amount of permissible contributions to your IRA may or may not be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI). If your combined AGI is less than $40,000, you can deduct your entire contribution. If you are single and your AGI is less than $25,000, you may also take a full deduction. For married couples filing joint returns, the deduction is phased out between $40,000 and $50,000. For single individuals, the deduction is phased out between $25,000 and $35,000. If you are married and covered by an employer plan, but file separate tax returns, your deduction is phased out between $0 and $10,000 of AGI. If your AGI is not above the applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount. You can elect to treat deductible contributions as non-deductible.

NON-DEDUCTIBLE CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your IRA even if you are not eligible to make deductible contributions for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($2,250 when a spousal IRA is also involved), or (2) 100% of your compensation. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA CONTRIBUTIONS, IRA BASIS, AND NONTAXABLE IRA DISTRIBUTIONS). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.


EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions in excess of permissible contributions. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. The penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan or pledge it as security for a loan. This would disqualify your entire IRA Plan, and its full value would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code.

TAXABILITY OF DISTRIBUTIONS: Any cash distribution from your IRA Plan is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment on the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount includable in income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual, including rollover IRAs and SEPs.

LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions), and is not eligible for the special tax rules on lump sum distributions which are used with other types of Qualified Retirement Plans.

PREMATURE DISTRIBUTION: There is a 10% penalty tax on amounts distributed prior to the attainment of age 59 1/2, except for distributions made to a beneficiary on or after the owner's death, distributions attributable to the owner's being disabled, or distributions that are part of a series of substantially equal periodic payments for the life of the annuitant or the joint lives of the annuitant and his beneficiary. The part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty.

MINIMUM REQUIRED DISTRIBUTION: SEE PART II, MINIMUM DISTRIBUTION REQUIREMENTS. An IRA Plan which is not totally distributed to you by April 1 of the year following the year in which you attain age 70 1/2, must be distributed over one of the following periods: 1) the entire life of the annuitant, 2) the lives of the annuitant and his beneficiary, 3) a period certain not extending beyond the life expectancy of the annuitant or the joint life and last survivor expectancy of the annuitant and his beneficiary. If the minimum distribution is not made, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

MAXIMUM DISTRIBUTION: Generally, an excess distribution is an annual distribution in excess of the annual ceiling (currently $150,000). If you made a grandfather election pursuant to IRC 4980A, your annual ceiling is $150,000 (for
1995), as indexed annually. Excess distributions are subject to a 15% excise tax. The tax is reduced by any payment of the 10% excise tax on early withdrawals. Excluded from the excise tax are distributions after the death of the participant, distributions payable to an alternate payee under a qualified domestic relations order if taxable to the alternate payee, distributions attributable to after-tax employee contributions, and distributions not includable in income by reason of a Rollover Contribution. Also, a 15% excise tax is imposed on your excess retirement accumulation at the time of your death. This amount is the excess of the value of all accrued benefits under all your IRAs, Qualified Retirement Plans, and TSAs, over the present value of a single life annuity with payments equal to the annual ceiling (currently $150,000), payable over your life expectancy prior to death.

TAX FILING: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and
(2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on the regular Form 1040. For further information, consult the instructions for Form 5329 (Return for Individual Retirement Savings Arrangements), Form 8606 and IRS Publication 590.

TAX ADVICE: AVLIC is providing this general information as required by the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult your personal tax advisor regarding specific questions you may have.

ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV.  STATUS OF AVLIC IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: AVLIC has applied for approval from the Internal Revenue Service as to the form of OVERTURE ANNUITY III-P (Form
4786), including the Guaranteed Minimum Death Benefit rider, for use in funding IRA plans. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.


PART V.  FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, OVERTURE ANNUITY III-P (Form 4786) offered by AVLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the penalties on withdrawal before age 59 1/2 (except for death or disability). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher rates declared by AVLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. Growth in the accumulation value based on investments in the Account is neither guaranteed nor projected.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: A daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: AVLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner.
Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment, a contingent deferred sales charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

Total withdrawals in a policy year which exceed the greater of: 1) 10% of the accumulation value at the time of the withdrawal, or 2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge (withdrawal charge). Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed in the following manner:

The charge will be a percentage of the premium payments withdrawn or annuitized.


            CHARGE AS A % OF EACH         YEARS SINCE RECEIPT OF
               PREMIUM PAYMENT             EACH PREMIUM PAYMENT

                     6                             1
                     6                             2
                     6                             3
                     5                             4
                     4                             5
                     3                             6
                     2                             7
                     0                             8+

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described above is imposed on certain partial and full withdrawals.

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                              EMPLOYEE BENEFIT PLAN

                              INFORMATION STATEMENT

                    403(b) Tax Sheltered Annuity (TSA) Plans

--------------------------------------------------------------------------------

For purchasers of a 403(b) Tax Sheltered Annuity (TSA) Plan, the purpose of this statement is to inform you, as the purchaser of the annuity or as the Fiduciary of an Employee Benefit Plan purchasing the annuity, of the following distribution limitations, notwithstanding policy language to the contrary. If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC)Section 403(b), distributions under the policy are limited as follows:

1. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

    (A) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made).

2. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

    (A) When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

         (i) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

         (ii) contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

[GRAPHIC OMITTED]
                              EMPLOYEE BENEFIT PLAN

                              INFORMATION STATEMENT

                       401(a) Pension/Profit Sharing Plans
--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Variable Life Insurance Company (AVLIC), as well as to describe certain fees and charges under the OVERTURE ANNUITY III-P Policy being purchased from the Sales Representative.

The Sales Representative is appointed with AVLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to AVLIC applications for contracts, including applications for OVERTURE ANNUITY III-P.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to OVERTURE ANNUITY III-P (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/Dealer is a maximum of up to 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described below is imposed on certain partial and full withdrawals.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: The administrative fee is a daily charge at an annual rate of .15% of the accumulation value. This charge is substracted when determining the daily accumulation unit value. This charge is guaranteed not to increase and is designed to reimburse AVLIC for administrative expenses of issuing, servicing and maintaining the policies. AVLIC does not expect to make a profit on either of these fees.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account under the policies. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment(s), a contingent deferred sales charge is imposed unless waived on certain partial and full withdrawals, and upon certain annuitizations to cover expenses relating to Registered Representatives and promotional expenses.

Total withdrawals in a policy year which exceed the greater of: (1) 10% of the accumulation value at the time of the withdrawal, or (2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge. Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed as a percentage of the premium payments withdrawn or annuitized as follows:


           CHARGE AS A % OF EACH             YEARS SINCE RECEIPT OF
              PREMIUM PAYMENT                 EACH PREMIUM PAYMENT

                    6                                  1
                    6                                  2
                    6                                  3
                    5                                  4
                    4                                  5
                    3                                  6
                    2                                  7
                    0                                  8+

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

TAXES: AVLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account VA-2 purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account VA-2 will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.